Supplement dated April 2, 2009 to the Prospectus dated March 25, 2009

                Claymore Securities Defined Portfolio, Series 571

                               File No. 333-157048



     Notwithstanding anything to the contrary in the Prospectus, broker-dealers and other firms that sell units of eligible Claymore unit trusts are able to receive additional compensation for volume sales as described under "How We Distribute Units" in the Prospectus. Previously, eligible unit trusts included all Claymore unit trusts sold in the primary market other than Claymore municipal portfolios. Eligible unit trusts now include all Claymore unit trusts sold in the primary market including Claymore municipal portfolios.